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                                                                    EXHIBIT 10.6

                                NETFLIX.COM, INC.

                                  June 22, 1999

TO CERTAIN INVESTORS IN THE
SERIES C PREFERRED STOCK AND SERIES D PREFERRED STOCK
OF NETFLIX.COM, INC.

     Re: Amended and Restated Agreement Concerning the
         Right to Participate in Initial Public Offering

Ladies and Gentlemen:

     In connection with the purchase of Series C Preferred Stock of NetFlix.com, Inc. (the "Company") by Foundation Capital II, L.P., Technology Crossover Ventures II, L.P., Institutional Venture Partners VIII, L.P. and certain of their affiliates (the "Original IPO Holders"), the Company and the Original IPO Holders entered into a letter agreement dated February 16, 1999 (the "Original Letter Agreement"), pursuant to which the Company agreed to take certain actions on behalf of the Original IPO Holders in connection with the initial public offering of the Company's Common Stock (the "IPO"). In consideration of the Company's closing of its Series D Preferred Stock financing and the rights granted pursuant to this letter agreement (this "New Letter Agreement"), the Original IPO Holders hereby waive any and all rights and obligations arising under the Original Letter Agreement and agree that the Original Letter Agreement shall be null and void and of no further force or effect.

     This New Letter Agreement sets forth the agreement by and among the Company, the Original IPO Holders and Forum Holding Amsterdam B.V. (together with the Original IPO Holders, the "IPO Holders") that, subject to and in consideration of the purchase of shares of Series C Preferred Stock and Series D Preferred Stock of the Company by the IPO Holders, in connection with the IPO, the Company shall require the managing underwriter or underwriters of such IPO to offer to each IPO Holder the right to purchase their Pro-Rata Share (as defined below) of that number of shares of capital stock to be sold in the IPO equal to ten percent (10%) of the total number of primary shares issued by the Company in the IPO (the "IPO Shares"). For purposes of this New Letter Agreement, "Pro-Rata Share" shall mean that fraction, the numerator of which is equal to the total number of shares of Series C Preferred Stock and/or Series D Preferred Stock (determined on an as-converted basis) held by such IPO Holder and the denominator of which is the total number of shares of Series C Preferred Stock and Series D Preferred Stock (determined on an as-converted basis) held by all IPO Holders. To the extent that one or more of the IPO Holders does not offer to purchase its full Pro-Rata Share of the IPO Shares, the Company shall require the managing underwriter or underwriters to offer any remaining IPO Shares to the participating IPO Holders based on each such holder's Pro-Rata Share. Notwithstanding the foregoing, all action taken pursuant to this New Letter Agreement shall be made in accordance with all federal and state securities laws, including Rule 134 of the Securities Act of 1933, as amended, and in no event shall the Company be required to take any action pursuant to this New Letter Agreement that would be in violation of applicable law or rules or regulations promulgated thereunder. Further, the Company shall in no event be liable to the

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IPO Holders to the extent it is prohibited from taking action pursuant to this
New Letter Agreement because such action would be in violation of applicable law or such rules or regulations thereunder.

                                       Very truly yours,

                                       NETFLIX.COM, INC.

                                       By:  /s/ Reed Hastings
                                           -------------------------------------

                                       Title:  CEO
                                              ----------------------------------


Accepted and Agreed on June 22, 1999:

Foundation Capital II, L.P.
     a Delaware Limited Partnership
     By:  Foundation Capital Management II, LLC,
     Its: General Partner

     By: /s/ Theodore R. Meyer
         ------------------------------
         Name: Theodore R. Meyer
         Title: Chief Financial Officer

Technology Crossover Ventures II, L.P.
     a Delaware Limited Partnership
     By:  Technology Crossover Management II, L.L.C.,
     Its: General Partner

     By: /s/ Robert C. Bensky
         ------------------------------
         Name: Robert C. Bensky
         Title: Chief Financial Officer

Institutional Venture Partners VIII, L.P.
     a Delaware Limited Partnership
     By:  Institutional Venture Management VIII, LLC
     Its: General Partner

     By: /s/ Timothy M. Haley
         ------------------------------
         Name: Timothy M. Haley
         Title: Manager

Forum Holding Amsterdam B.V.
By:  /s/ Maria C. Van der Sluijs Plantz
    -----------------------------------
Name: Maria C. Van der Sluijs Plantz
Title: Managing Director

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